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                                                                   Exhibit 10.6

                      FIBRE CHANNEL DRIVER SOFTWARE LICENSE

         This License Agreement ("License") between Emulex Corporation ("Emulex"), with offices at 3535 Harbor Boulevard, Costa Mesa, CA 92626, and Box Hill Systems Corp., ("Licensee"), with offices at 161 Sixth Avenue, New York, NY 10013, shall govern the use by Licensee of certain software to be provided by Emulex for use with Emulex Fibre Channel chipset and or/host adapter products purchased by Licensee.

1.       DEFINITIONS:

         1.1 "OBJECT CODE." Computer programs assembled or compiled in magnetic or electronic binary form which are readable and usable by machines, but not generally readable by humans without reverse-assembly, reverse-compiling, or reverse-engineering.

         1.2 "SOURCE CODE." Computer programs written in higher-level programing languages sometimes accompanied by English language comments. Source Code is intelligible to trained programmers and may be translated to Object Code for operation on hardware through the process of compiling.

         1.3 "OPERATING ENVIRONMENT." A computer operating system and hardware platform for which an Emulex Driver is designed to operate.

         1.4 "PROTOCOL." The definition of specific Fibre Channel capabilities within an Emulex Driver that allow network or storage interoperability.

         1.5 "EMULEX DRIVERS." One or more computer programs which controls the operation of the Emulex Fibre Channel chipset and/or host adapter. Each Operating Environment and each Protocol will have a different driver. This software is loaded on a host computer by a customer.

         1.6 "DOCUMENTATION." Printed material relating to the Emulex Driver, including descriptions and instructions for its use.

         1.7 "DERIVATIVE WORK." A work that is based upon one or more pre-existing works, such as a revision, modification, translation (including compilation or recapitulation by company), abridgment, condensation, expansion, or any other form in which such a pre-existing work may be recast, transformed, or adapted, and that, if prepared without authorization by the owner of the pre-existing work, would constitute a copyright infringement.

         1.8     "EFFECTIVE DATE." The date that Licensee executes this
                 Agreement.
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2.       TERM:

         The term of this Agreement shall continue until Licensee ceases using the Emulex Drivers, or until terminated in accordance with Section 10 hereof, at which time all copies of the Emulex Drivers in the possession of Licensee shall be either returned to Emulex or destroyed by Licensee.

3.       EMULEX OBLIGATIONS:

         3.1 DELIVERY OF LICENSED SOFTWARE. At no charge to Licensee, Emulex shall deliver to Buyer one (1) copy of the Source Code and (1) copy of the Object Code for the Emulex Drivers to be used by Licensee upon a mutually agreeable schedule after the Effective Date of this Agreement. The Emulex Drivers shall function in accordance with their specifications.

         3.2 UPDATES. At no charge to Licensee, Emulex shall provide Licensee with software updates and any other changes that Emulex may develop for the Emulex Drivers, provided hereunder, for a period of two (2) years following delivery of the code hereunder.

4.       LICENSEE'S OBLIGATIONS:

         4.1 DERIVATIVE WORK. Licensee agrees that Emulex Drivers are being made available as an example and template. Licensee acknowledges that it may, at Licensee's sole option, use the Emulex Drivers to create, test and document a Derivative Work for use with Licensee's computers when interfacing with and Emulex Fibre Channel chipset and/or host adapter.

         4.2 ASSUMPTION OF LIABILITY. Licensee assumes all responsibility and liabilities in connection with the distribution of the Derivative Work of the Emulex Drivers.

         4.3 COPYRIGHT NOTICE. Licensee agrees to maintain intact and not modify or delete Emulex's copyright notice which is contained in each copy of the Emulex Drivers. Licensee shall place its own copyright notice on all copies of the Derivative Works of the Emulex Drivers created Licensee, which shall be interpreted to include protection of the underlying copyrights of Emulex.


5.       GRANT AND ACCEPTANCE OF LICENSE:

         5.1 LIMITED LICENSE. Emulex hereby grants Licensee the irrevocable personal, nontransferable, nonexclusive, royalty free, right and license to:

                 a. Use and modify the Object and Source Code and related Documentation for the Emulex Drivers and to prepare Derivative Works thereof, for the
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                           limited purpose of ensuring compatibility and
                           interoperability with Licensee's products. Licensee may not sublicense, distribute or otherwise disclose the Source Code for the Emulex Drivers to third parties. Licensee may not use the Emulex Drivers, or Derivative Works thereof, for any purpose other than to control the operation of Emulex Host Adapters or Fibre Channel Chipsets; and

                 b. Distribute and sublicense copies of Derivative Works of the Emulex Drivers, in Object Code only, for use with Emulex Fibre Channel chipset and as part of Licensee's products.

6.       RESTRICTIONS:

         6.1 USE OF SOFTWARE. License shall not reproduce, duplicate, copy or otherwise disclose, distribute or disseminate the Emulex Drivers or Derivative Works thereof in any form except to the extent allowed under this Agreement.

         6.2 SUBLICENSE OF DERIVATIVE WORKS. The Emulex Drivers or Derivative Works thereof shall be sublicensed and distributed by Licensee in Object Code only. Licensee shall require each recipient of any Emulex Driver or Derivative Work thereof (the "Licensee Driver") to be subject to the following sublicense terms which shall be set forth in either a written agreement signed by the recipient prior to receipt of the Licensee Driver, or in a printed statement that accompanies the Licensee Driver in a conspicuous and fully visible manner at the time of receipt of the Licensee Driver.

                 a. The Recipient is granted a nonexclusive, nontransferable license to use the Licensee Driver in Object Code only;

                 b. The Recipient is permitted to make one archival copy of the Licensee Driver; and

                 c. The Recipient may not otherwise copy, reverse compile or reverse assemble all or any portion of the Licensee Driver.

         6.3 U.S. GOVERNMENT. Licensee will only provide the Licensee Driver to the U.S. Government with RESTRICTED RIGHTS. Use, duplication or disclosure by the U.S. Government is subject to the restrictions as set forth in the Rights in Technical Data and Computer Software clause at 48 C.F.R., paragraph 252-227-7013.

7.       PROPRIETARY RIGHTS AND NON-DISCLOSURE:

         Licensee agrees that Emulex owns all right, title and interest, including, any and all worldwide copyrights, patents and trade secrets in the Emulex Drivers. The Emulex
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         Drivers contain trade secrets of Emulex and Licensee agrees that it shall employ reasonable security precautions to maintain the confidentiality of such trade secrets in the same manner as Licensee protects its own proprietary information which it does not wish to disclose.

8.       WARRANTY:

         Emulex makes no warranties whatsoever expressed or implied with respect to the Emulex Drivers. Licensee agrees that the Emulex Drivers are accepted and utilized "AS IS." Emulex DISCLAIMS ANY AND ALL PROMISES, REPRESENTATIONS, AND WARRANTIES, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, WITH RESPECT TO THE EMULEX DRIVERS, ANY DATA, INFORMATION, OR OTHER MATERIAL FURNISHED TO THE LICENSEE HEREUNDER, INCLUDING THEIR CONDITION; CONFORMITY TO ANY REPRESENTATION OR DESCRIPTION; THE EXISTENCE OF ANY LATENT OR PATENT DEFECTS; AND TITLE, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

9.       LIMITATION OF LIABILITY:

         Neither party shall have any liability to the other party, or any third party, whether in contract, tort, negligence or products liability for any claim, loss of use, business interruption , lost data, lost files, or for any indirect, special, incidental or consequential damages of any kind or nature whatsoever, even if the affected party has been advised of the possibility of such damages occurring.

10.      TERMINATION:

         10.1 This Agreement may be terminated, at any time, by Licensee giving written notice of termination to Emulex.

         10.2 Should either party commit a material breach of any obligation hereunder, the other party may, at its option, terminate this agreement upon thirty (30) days' written notice to the other party. Such notice shall state the default upon which termination is based. Notwithstanding such notice, termination shall not occur and the defaulting party shall not be liable for any further remedy if such default is cured within such thirty (30) day period. Termination shall not affect any sublicense granted by Licensee or the rights of Licensee prior to the effective date or termination.


11.      MISCELLANEOUS:

         11.1 RELATIONSHIP OF THE PARTIES. The parties are independent contractors of one another. Nothing herein shall be deemed to create any relationship of agency,
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                 partnership, or joint venture between the parties.

         11.2 NO ASSIGNMENT. Licensee represents that it is acting on its own behalf and is not acting as agent for or on behalf of any third party, except any present affiliate or subsidiary of Licensee, and further agrees that it may not assign its rights or obligations under this agreement without prior written consent of Emulex.

         11.3 NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be considered effective when deposited in the U.S. mail, postage prepaid, and addressed to the appropriate party at the address noted above, unless by such notice a different address shall have been designed in writing.

         11.4 GOVERNING LAW. The laws of the state of California shall govern the interpretation and enforcement of this Agreement.

         11.5 DISCLAIMERS. Emulex is not entitled to any compensation from Licensee under this Agreement or otherwise. Licensee has no obligation to develop or market any Emulex products or any derivative works of the Emulex Drives or the Emulex Drivers themselves. Licensee makes no warranties or representations of any form to Emulex.




EMULEX  CORPORATION                           BOX HILL SYSTEMS CORPORATION


By: /s/ Paul Folino                           By:  /s/ Kenneth W. Pitz
    ---------------------------------              -----------------------------
              (Signature)                                    (Signature)

Name: Paul F. Folino                          Name: Kenneth W. Pitz
    ---------------------------------              -----------------------------
          (Please type of print)                        (Please type of print)

Title: President and CEO                      Title: General Manager
    ---------------------------------              -----------------------------

Date:  August 29, 1995                        Date:  08/23/95
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